EXHIBIT 99.1


FOR IMMEDIATE RELEASE               Contact:    William C. McCartney
---------------------                           Chief Financial Officer

                                                Telephone:  (978) 688-1811
                                                Fax:        (978) 688-2976

                        WATTS INDUSTRIES REVISES EARNINGS

      North Andover, MA...March 26, 2003. On February 12, 2003, Watts Industries, Inc. (NYSE Symbol "WTS") issued a press release, which disclosed its earnings for the three and twelve months ended December 31, 2002. Subsequent to February 12, 2003, management learned of unauthorized payments pertaining to the Company's joint venture located in Tianjin, China, which was established in 1994. We conducted an independent investigation, which determined that unauthorized payments and cash receipts had been made utilizing an account that was established to fund certain employee benefit programs. These transactions had not been properly recorded in our joint venture's results of operations. While this activity occurred over an eight-year period, the Company recorded a charge as of December 31, 2002 to correct and record all identified items impacting the results of operations. Therefore, the Company has revised its previously reported earnings for the twelve months ended December 31, 2002 from $1.22 diluted earnings per share to $1.21 diluted earnings per share, and for the three months ended December 31, 2002, from $.28 diluted earnings per share to $.26 diluted earnings per share. The accompanying financial statements reflect these revised earnings.

      On March 26, 2003, the Company is filing its annual report on Form 10-K, which will contain a complete description of these revisions.

      This Press Release may include statements which are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Watts Industries' current views about future results of operations and other forward-looking information. You should not rely on forward-looking statements because Watts' actual results may differ materially from those indicated by these forward-looking statements as a result of a number of important factors. These factors include, but are not limited to, the following: loss of market share through competition, introduction of competing products by other companies, pressure on prices from competitors, suppliers, and/or customers, failure or delay in developing new products, lack of acceptance of new products, failure to manufacture products that meet required performance and safety standards, foreign exchange fluctuations, cyclicality of industries, such as plumbing and heating wholesalers and home improvement retailers, in which the Company markets certain of its products, reductions in the supply of raw materials, increases in the prices of raw materials, economic factors, such as the levels of housing starts and remodeling, impacting the markets where the Company's products are sold, manufactured, or marketed, environmental compliance costs, product liability risks, the results and timing of the Company's manufacturing restructuring plan, changes in the status of current litigation, including the James Jones case, and other risks and uncertainties discussed under the heading "Certain Factors Affecting Future Results" in Watts' Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission and other reports Watts files from time to time with the Securities and Exchange Commission. Watts does not intend to and undertakes no duty to update the information contained in this Press Release.

      Watts Industries, Inc. designs, manufactures and sells an extensive line of valves and other products to the water quality and water regulation and control markets.


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

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENT
                     WATTS INDUSTRIES, INC. AND SUBSIDIARIES

                                                        Fourth Quarter Ended                   Twelve Months Ended
                                                            December 31,                           December 31,
                                                      2002                2001               2002                2001
                                                 ------------------------------------------------------------------------
STATEMENTS OF INCOME

Net sales                                        $ 160,890,000      $  139,444,000     $  615,526,000       $ 548,940,000
Cost of sales                                      107,388,000          95,868,000        406,806,000         365,408,000
Selling, general and administrative                 40,656,000          33,162,000        150,553,000         131,795,000
Restructuring charges                                  420,000           1,454,000            638,000           1,454,000
Other (income) expense, net                          1,215,000           2,637,000          7,311,000          10,115,000
                                                 -------------      --------------     --------------       -------------
Income before income taxes                          11,211,000           6,323,000         50,218,000          40,168,000
Provision for income taxes                           4,051,000           1,884,000         17,596,000          13,612,000
                                                 -------------      --------------     --------------       -------------
Net income                                       $   7,160,000      $    4,439,000     $   32,622,000       $  26,556,000
                                                 =============      ==============     ==============       =============

DILUTED EARNINGS PER SHARE
Weighted Average Number of Common Shares
   & Equivalents                                    27,235,226          26,735,543         27,055,789          26,801,557
Earnings per Share:

     Net income                                  $        0.26      $         0.17     $         1.21       $        0.99
                                                 =============      ==============     ==============       =============

Cash dividends per share                         $        0.06      $         0.06     $         0.24       $        0.24


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

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENT
                     WATTS INDUSTRIES, INC. AND SUBSIDIARIES

                                                     Fourth Quarter Ended                Twelve Months Ended
                                                         December 31,                        December 31,
                                                    2002              2001              2002             2001
                                               -------------------------------------------------------------------
STATEMENTS OF INCOME

Net Sales                                      $ 160,890,000     $ 139,444,000    $  615,526,000    $  548,940,000

Net Income                                     $   7,160,000     $   4,439,000    $   32,622,000    $   26,556,000

DILUTED EARNINGS PER SHARE
Weighted Average Number of Common Shares
   & Equivalents                                  27,235,226        26,735,543        27,055,789        26,801,557
Earnings per Share:

     Net income                                $        0.26     $        0.17    $         1.21    $         0.99

Cash dividends per share                       $        0.06     $        0.06    $         0.24    $         0.24


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

                       COMPARATIVE CONDENSED BALANCE SHEET
                     WATTS INDUSTRIES, INC. AND SUBSIDIARIES

                                          December 31, 2002   December 31, 2001
                                          -------------------------------------

Cash and short-term investments             $  10,973,000       $ 11,997,000
Other current assets                          297,823,000        244,127,000
Property, plant and equipment, at cost        248,933,000        218,235,000
Less: accumulated depreciation               (114,557,000)       (89,629,000)
                                            -------------       ------------
Net property, plant and equipment             134,376,000        128,606,000
Other assets                                  191,340,000        135,740,000
                                            -------------       ------------
                                            $ 634,512,000       $520,470,000
                                            =============       ============

Current liabilities                         $ 231,631,000       $113,529,000
Long-term debt                                 56,276,000        123,212,000
Deferred income taxes                          20,792,000         15,692,000
Other liabilities                              29,877,000         18,723,000
Stockholders' equity                          295,936,000        249,314,000
                                            -------------       ------------
                                            $ 634,512,000       $520,470,000
                                            =============       ============


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